UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 19, 2021

Hilton Worldwide Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36243	27-4384691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7930 Jones Branch Drive, Suite 1100, McLean, Virginia 22102
(Address of Principal Executive Offices) (Zip Code)
(703) 883-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Preliminary Estimated Unaudited Operating Results as of and for the Year Ended December 31, 2020

Hilton Worldwide Holdings Inc. (“we,” “us,” “our” or the “Company”) is furnishing the information included in Item 2.02 of this Current Report on Form 8-K (“Form 8-K”) to disclose certain preliminary estimated unaudited operating results for the year ended December 31, 2020 included in a confidential preliminary offering memorandum (the “Offering Memorandum”) relating to the proposed offering of senior unsecured notes described in Item 7.01 of this Form 8-K.

Our consolidated financial statements for the year ended December 31, 2020 are not yet complete. Accordingly, we are presenting preliminary estimates of certain operating results and liquidity information as of and for the year ended December 31, 2020 based upon information available to us as of the date of the Offering Memorandum. These estimates are not a comprehensive statement of our results for such period, and our actual results may differ materially from these preliminary estimated results. These estimates are preliminary and unaudited and are inherently uncertain and subject to change as we complete the preparation of our consolidated financial statements for the year ended December 31, 2020. During the course of the preparation of our consolidated financial statements and related notes, and completion of our financial close procedures for the year ended December 31, 2020, adjustments to the preliminary estimates may be identified, and such adjustments may be material. These preliminary estimates should not be viewed as a substitute for full financial statements prepared in accordance with United States ("U.S.") generally accepted accounting principles, and they should not be viewed as indicative of our results for any future period. Actual results for the year ended December 31, 2020 and future periods could differ materially from the estimates included below. Therefore, you should not place undue reliance upon this information. Our independent registered accounting firm has not audited, reviewed, compiled or performed any procedures with respect to this preliminary estimated financial information and, accordingly, does not express an opinion or any other form of assurance with respect thereto.

As of and for the Year Ended December 31, 2020
(dollars in millions)
Balance Sheet Data:
Cash, restricted cash and cash equivalents(1)(2)	$3,263
Senior secured revolving credit facility(2)	$1,690
Operational Data:
Net unit growth(3)	5.1%
Year-over-year RevPAR decline(4)(5)	(56.7)%
____________
(1)During the three months ended December 31, 2020, in connection with the issuances of the 3.750% Senior Notes due 2029 and the 4.000% Senior Notes due 2031 and the repayments of the 4.250% Senior Notes due 2024 and 4.625% Senior Notes due 2025, we used $76 million of available cash for fees, redemption premiums and accrued interest for amounts due from the last interest payment date through the redemption date.
(2)On January 13, 2021, Hilton paid down $250 million of its outstanding senior secured revolving credit facility with available cash. We anticipate that we may obtain up to approximately $75 million in additional letters of credit to be issued under the senior secured revolving credit facility in January 2021.
(3)Net unit growth is calculated as the net additional hotel rooms added to Hilton's management and franchise system during the year ended December 31, 2020, as a percentage of the total number of hotel rooms in the management and franchise system as of December 31, 2019.
(4)Revenue per available room ("RevPAR") is calculated by dividing hotel room revenue by the total number of room nights available to guests for a given period. We consider RevPAR to be a meaningful indicator of our performance as it provides a metric correlated to two primary and key drivers of operations at a hotel or group of hotels: occupancy and average daily rate. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels.
(5)Calculated as RevPAR for the year ended December 31, 2020 less RevPAR for the year ended December 31, 2019, divided by RevPAR for the year ended December 31, 2019. The RevPAR balances used in this calculation are on a comparable and currency neutral basis. As such, comparisons of RevPAR for the year ended December 31, 2020 and 2019 use the exchange rates for the year ended December 31, 2020.

The novel coronavirus ("COVID-19") pandemic continued to have an adverse impact on our results throughout the year ended December 31, 2020. As of December 31, 2020, 96 percent of our global hotel properties were open, while approximately 230 hotels had temporarily suspended operations. Further, due to the continued uncertainty in the expected recovery, we reviewed our assets for potential impairment each quarter of 2020. As a result of changes to our expected future cash flows, we expect to incur additional impairment charges relating to the goodwill, property and equipment and operating lease right-of-use assets relating to our ownership reporting unit during the three months ended December 31, 2020, and we currently estimate that the total amount will be between $100 million and $130 million.

Item 7.01 Regulation FD Disclosure.

On January 19, 2021, we issued a press release announcing that Hilton Domestic Operating Company Inc. (the "Issuer"), an indirect subsidiary of the Company, intends to offer $1.5 billion aggregate principal amount of senior unsecured notes (the "Offering") to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act. The Issuer intends to use the proceeds of the Offering together with available cash to redeem all of its outstanding 5.125% Senior Notes due 2026. A copy of the press release is attached as an exhibit to this report and is incorporated herein by reference.

The information in this Form 8-K under Items 2.02 and 7.01, including Exhibit 99.1 hereto, is being furnished pursuant Items 2.02 and 7.01 of Form 8-K, respectively, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

This Form 8-K, including the exhibits hereto, may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may include, but are not limited to, statements related to the Company's expectations regarding the impact of the COVID-19 pandemic on our business, our liquidity expectations and other non-historical statements. In some cases, these forward-looking statements can be identified by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "projects," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties including, among others, risks inherent to the hospitality industry, macroeconomic factors beyond the Company's control, risks related to the impact of the COVID-19 pandemic, competition for hotel guests and management and franchise contracts, risks related to doing business with third-party hotel owners, performance of the Company's information technology systems, growth of reservation channels outside of the Company's system, risks of doing business outside of the U.S., and the Company's indebtedness. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to those described in this Form 8-K, under "Part I—Item 1A. Risk Factors" of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and under “Part II—Item 1A. Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Form 8-K and in the Company’s other filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Hilton Worldwide Holdings Inc., dated January 19, 2021.
101	Interactive Data File - XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Kevin J. Jacobs
Name:	Kevin J. Jacobs
Title:	Chief Financial Officer and President, Global Development

Date: January 19, 2021